As filed with the Securities and Exchange Commission on June 30, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2008 – April 30, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2009

Dover

Long/Short Sector Fund

The views expressed in this report reflect those of the Dover Long/Short Sector Fund’s (the “Fund”) Adviser as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index. Total return includes reinvestment of dividends and capital gains. EPS (earnings per share) is the portion of a company’s profit allocated to each outstanding share of common stock. Trailing EPS is the sum of a company’s EPS for the previous four quarters.

The Fund is subject to several risks, any of which could cause an investor to lose money. The Fund may participate in leverage transactions, to include selling securities short which create the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. The Fund may also invest in small and mid-cap companies, which present greater risks than larger, more established companies. If the Fund’s portfolio is overweighed in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighed in that sector. In the event the Fund invests in Exchange Traded Funds (ETFs), the lack of liquidity in an ETF could result in more volatility than the underlying portfolio and will subject the Fund to the vehicles’ expenses. The Fund may invest in foreign securities which involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Dear Fellow Shareholders:

The past twelve months have been an extraordinary time in the U.S. equity market. The S&P 500 Index, a broad measure of U.S. stock prices, hit a high of 1440 in May of 2008 and then a low of 666 in March of 2009. The high-to-low decline of 54% is not something that many living Americans have ever experienced before - you had to have been actively following the equity market in the 1930s to have seen anything like it.

The month-to-month movement in stock prices during the past year was also far beyond the bounds of what anyone would call normal - in seven of the twelve months, the S&P 500 moved up or down by more than eight percentage points. In the past 50 years, an 8% monthly price change occurred just 35 times, or seven times for every twelve-year period. In many ways, that is how the market events played out in the past twelve months - what would “normally” take a year to unfold occurred each and every month.

For the year ended April 30, 2009, the Dover Long/Short Sector Fund’s (the “Fund) Institutional and Investor shares generated total returns of -4.41% and -4.72%, respectively, while the S&P 500 Index had a total return of -35.31% during the same period. We had a conservative, cautious stance on the equity market for the entire year and attempted to protect investor capital to the best of our abilities. As market volatility escalated last autumn, we reduced the size of the positions in the Fund - both long and short - and kept our net exposure and correlation to the U.S. equity market low.

At the outset of this new fiscal year, our investment outlook remains very cautious. We anticipate remaining in “capital preservation” mode until we see signs of improvement in profit margins. As we will describe below, most factors that determine overall corporate profitability in the United States are still sending negative signals. Some traditionally reliable leading indicators of the economy appeared to be forming a bottom this spring, but those related to housing and business investment are still trending down.

If there is a lesson to be learned from last year, we believe it is that the only constant is change. We have learned, yet again, that changes in financial markets can be violently abrupt, and at times relentless. We will continue to work every day to earn your trust. We sincerely thank you for your investment in the Fund.

Medium Term Investment Outlook

A pessimistic view of future corporate profitability is at the core of our very cautious stance on U.S. equities. Corporate profits collapsed in the United States last year. And they didn’t get any better in the first quarter of 2009. S&P 500 operating earnings per share (EPS) fell to $49.51 in 2008, down 40% from $82.54 per share in 2007. According to Standard & Poor’s, first-quarter 2009 operating EPS for the S&P 500 were just about $10.00, again down roughly 40% from the year-earlier level. That brings the four-quarter moving total down to a sobering $43.00 per share. That is less than half the peak trailing EPS figure of $91.50 hit in mid-2007. (One cannot invest directly in an index.)

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

S&P 500 Operating EPS($) – Trailing 4-Qtrs

S&P 500 Index

1995 - Present

Source: Standard & Poor’s

That is the recent history. And it is grim. And we think it helps explains why the S&P 500 fell below 700 in March 2009 (again, take a look at the chart above). But the majority of market participants apparently expect a much brighter earnings future. At a level around 900, the S&P 500 looks to be priced for operating earnings far above $43.00 per share. It is hard to imagine people pouring new money into stocks at 21x trailing operating earnings if they didn’t expect EPS to move quite a bit higher in the near future.

The “consensus” of sell-side analysts does, in fact, expect S&P 500 operating earnings to improve steadily from here. The latest numbers accumulated by Thompson Financial show expected EPS growth of 7% in calendar 2009 and then 29% in 2010. In round numbers, that growth path would push S&P 500 operating earnings to $70.00 per share at the end of 2010. That $70.00 EPS figure is 63% above the current $43.00 per share.

Let’s assume for a minute that Q1-09 is in fact the trough in EPS for this cycle. Could operating EPS actually hit $70.00 by the end of 2010? That would allow seven quarters to get there. Coming out of both the 1990/91 and 2001 earnings recessions it took eleven quarters for EPS to rise by an equivalent 63%. So even if we have seen the trough in corporate profits – and we do not believe we have – we would need to see a much steeper climb out of the valley than in the past two cycles to hit the current $70.00 EPS bogey for 2010. We don’t think this is going to happen. Our guess is the improvement in corporate profitability in coming years is going to be frustratingly slow. Here’s why.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Macro 101

If you ever took a macroeconomics class as a young college student, you might remember being taught the national income accounting identity: Y = C + I + G + (X-M). The identity basically states that the national income of a country (Y) equals personal consumption expenditure (C), plus investment spending (I), plus government spending (G), plus the net trade balance (X-M). Alternatively, we also learned Y = W + P, or the national income (Y) equals household incomes (W), plus corporate profits (P). If we set these two formulas as equal to the other, and do some rearranging by “subtracting” household incomes (W) from both sides, we can isolate corporate profits (P) as follows:

By isolating corporate profits in this way, we can think of changes in corporate profits as the sum of (1) changes in personal consumption less changes in household incomes; (2) changes in investment spending; (3) changes in government spending; and (4) changes in the net trade balance. From this, we can state some simple “truths”. First, corporate profits benefit from households growing consumption faster than incomes, or put another way, corporate profits benefit when folks spend more and save less. Second, increased investment spending – on software, equipment, factories, houses, inventories, etc. – is a positive for corporate profits. Third, increased spending by the federal, state and local governments is good for corporate profits. And fourth, a shrinking trade deficit boosts corporate profits. Let’s look at some actual numbers to see how this framework functions.

The years 2004 through 2006 were very good ones for corporate profits in America. As measured by the national income accounts, operating profits grew by $675 billion during these three years. That is a compound annual rate of 19%. One big reason for this impressive earnings growth was that American households saved very, very little out of their current incomes in these years. Household incomes grew by $1,542 billion and personal consumption expenditures rose by $1,504 billion in this timeframe.

Looking back in time, this 36-month period where households essentially spent every dollar of current income is not very common. We think this happened due to the rapid rise in household net worth, as home prices and financial asset prices rose in tandem in the middle of this decade. Essentially, the average U.S. household felt a lot richer and became very comfortable spending every new dollar that came in each month. With home prices and stock market holdings down significantly from peak levels, household net worth has dropped by $13.0 trillion, or 20%, from its all-time high at the end of Q2-07, and consumer spending is beginning to adjust downward too. If historic relationships between consumer spending, personal income, and household net worth hold, we might witness a severe decline in overall consumption of up to $850 billion.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Since mid-2008, U.S. monetary and fiscal policy has been working feverishly to offset this adjustment in consumer spending – by issuing rebate checks, extending unemployment payments, cutting tax rates, driving down borrowing costs, and attempting to levitate asset prices with outright purchases of mortgages and Treasuries. But despite these Herculean policy efforts, the adjustment process has begun. Over the last four quarters, personal incomes have risen by $107 billion, but personal consumption expenditure has declined by $46 billion. We think we are in about the second inning of the household adjustment to the new financial realities, so we expect the household sector balance (C-W) to be a drag on corporate profits for years, not months, to come.

Investment Equals Profits

The chart below illustrates S&P 500 operating earnings and investment spending in the U.S. The two lines tend to move together. During 2004 through 2006, investment spending in the U.S. rose by $556 billion, or roughly 10% per year. Business fixed investment, residential investment and inventories all rose in these years overall.

S&P 500 Operating EPS ($)

Gross Private Domestic Investments ($ Billions)

1993 - Present

Source: Standard & Poor’s, Bureau of Economic Analysis

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Now many trends are down. Residential investment is falling like a stone. In the last four quarters, residential investment has fallen by $144 billion to $384 billion (the peak of the cycle was $808 billion at an annual rate in early 2006). At some point, the decline in residential investment will stop. But a great leading indicator of residential investment is still going down. Newly issued building permits tend to lead residential investment by 6-to-9 months. And the latest data point (for April) hit a new cycle low (see chart below). So it is looking like any improvement in residential investment will be a 2010 event at the earliest.

New Private Housing Units Authorized by Building Permits

(3-Mo Moving Average, Thousands of Units)

1980 - Present

Source: U.S. Census Bureau

Business investment is also falling sharply now. This makes sense given the dramatic declines in capacity utilization within the manufacturing sector (now at a 60-year low of 66%), the excess capacity across most U.S. retail segments, and the ongoing travails of the U.S. financial sector. When a positive turn in business investment is at hand, it should be signaled by an improvement in orders for non-defense capital goods. As the chart below illustrates, we are not there yet as the trend in new orders remains negative.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Manufacturer’s New Orders – Nondefense Capital Goods, ex-Aircraft

3-Mo Moving Average, $ millions

1993 - Present

Source: U.S. Census Bureau

The last piece of the investment puzzle is inventories – there has been a big rundown of business inventories in the U.S. during the past 12 months (roughly $70 billion). In an accounting sense, this subtracts from income and profits. Unfortunately, sales have fallen even more rapidly than inventories, so the inventory-to-sales ratio has risen sharply to 1.44 in March 2009 from 1.28 the year earlier. The inventory-to-sales ratio had steadily moved downward from around 1.45 to 1.25 from mid-2001 to mid-2008, as the economy recovered from the previous recession, and we now find ourselves back at that starting point. With sales virtually stagnant, we would expect inventories to continue dropping at least for a couple more quarters.

So investment spending is likely to continue to decline in America, perhaps well into 2010. We believe that leaves the government sector and the net trade position as the keys to any turn in corporate profits this year.

Where Is All The Government Spending?

Government spending grew right in line with the U.S. economy during 2004 to 2006 – in dollar terms, it went up by $416 billion, or roughly 6% per year. So, increased government expenditures was a net positive for corporate profits in these years. But government spending has slowed quite abruptly in the past 12 months. The federal budget deficit has exploded, but much of the increase in federal outlays was for income transfers included in personal income, or asset purchases and other subsidies to the financial sector (the Troubled Asset Relief Program “TARP” and payments to Fannie Mae and Freddie Mac). These amounts do not show up in the national income accounts since they are balance sheet entries.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

The primary driver of weaker government spending is illustrated below. Growth in state and local spending has come to a screeching halt as tax receipts – from incomes, real property, capital gains, and retail sales – have dropped off a cliff. Given the dramatic budget shortfalls in large states like California, Illinois and New York, state and local spending will probably contract in coming quarters. And since these two levels of government count for over 60% of total government spending in the U.S., it will be tough for government spending to have a large, positive impact on corporate profitability in the near future. Even as the Obama Administration’s stimulus package kicks in, we think a “V-shaped recovery” of state and local government spending is very unlikely.

State and Local Government – Consumption and Gross Investment

% Change, Year-to-Year

1990 - Present

Source: Bureau of Economic Analysis

A Race To The Bottom

Growth of U.S. imports and exports has collapsed. The good news for U.S. profits is that we import a lot more than we export, and the decline in imports has occurred faster, much faster, than the decline in exports. So the net trade balance has improved dramatically in the past year. This represents an important sea-change for corporate profitability. During 2004 to 2006, the U.S. net trade position deteriorated by a cumulative $258 billion – this was a large drain on corporate profits. But in the last 12 months, the net trade position improved by $368 billion!

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Imports and Exports of Goods and Services

% Annual Changes

1990 - Present

Source: Bureau of Economic Analysis

To sum up, we expect a growing wedge between household incomes and household spending to be a drag on U.S. corporate profits for years, not just a couple more quarters. We see little hope of a positive turn in investment this year, and when it does turn, the climb in investment spending may be gentle rather than steep. We see tremendous negative pressure on state and local government spending extending well into 2010, and maybe longer. So it would appear that any near-term recovery in operating profits in the U.S. will need to be generated by some mix of increased federal government spending and/or continued rapid improvement in the U.S. trade balance. Pretty thin reeds of hope, in our view.

When we put these pieces together, and translate it into S&P 500 operating EPS, we are left thinking that a 2010 earnings number of $70.00 per share is extremely unlikely. We think $45.00-to-$50.00 per share is a lot more likely, and maybe even optimistic. So we still have a very cautious view of the market.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Portfolio Themes

Long Positions

The Fund’s long positions can be divided into four broad categories – (1) traditional defensive industries whose earnings tend to hold up well in recessions; (2) positions that could benefit from a weaker U.S. dollar and falling prices of U.S. Treasury securities; (3) industry baskets built around a longer-term global investment themes and (4) industry restructuring stories.

1)	Given the collapse of big pieces of the U.S. financial system in 2008 and the extraordinary indebtedness of large segments of the American population, no one can possibly know how long the current recession will last or how deep it will go. Given the possibility that the recession will be uncomfortably long, we continue to keep approximately half of the Fund’s long exposure in industries that are defensive in nature, in that they generally have below-average sensitivity to the U.S. business and credit cycles. Three of these are health care baskets – pharmaceuticals, biotechnology and pharmaceutical distributors. Another three are in consumer staples – consumer staples retailers, tobacco manufacturers and consumer staples products. And one is a basket of electric utilities.

2)	The U.S. government entered the current recession in a weakened financial state. Not surprisingly, the halls of Congress and the Oval Office have been populated by people that shared the same mind-set as many million of Americans – “if you don’t have enough income to buy something you want, don’t worry, just borrow the money”.

In the fiscal years 2001 through 2008, Federal government outlays averaged 19.9% of U.S. Gross Domestic Product (“GDP”) and Federal government revenues averaged 17.9% of GDP. Put another way, for every $1.00 of income it received during the last eight years, the Federal government spent $1.11. So even though Federal government revenues rose from $1.99 trillion in fiscal 2001 to $2.52 trillion in fiscal 2008, Federal debt outstanding rose from $3.32 trillion at the end of fiscal 2001 to $5.80 trillion at the end of fiscal 2008.

The deep recession, a surge in asset purchases in the form of preferred shares in large financial institutions, and massive government nationalization initiatives (think Fannie Mae, Freddie Mac, AIG, Citicorp, and GM) have quickly turned a troubling financial condition into a potentially alarming one. From October 2008 through April 2009, Federal government revenues fell by 19% while government outlays rose by 21%. And this increase in outlays probably understates the “true” deterioration of the U.S. government’s financial condition since net interest payments on the public debt have actually fallen by $43 billion (or 30%) during the latest 7 months.

The U.S. Treasury has accomplished this trick – paying less interest on a rapidly expanding mountain of debt – by doing what many American households did in the middle of this decade – they have refinanced long-term debt with short-term borrowing, presumably to take advantage of the Federal Reserve’s zero interest rate policy. This strategy feels good at the beginning, but it looks a lot like an adjustable rate mortgage with a low initial “teaser rate”. The clear risk is that when short-term interest rates rise to more “normal” levels, interest payments on the rapidly growing public debt will balloon.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

In its latest published projections (March 2009), the Congressional Budget Office estimated Federal debt outstanding would climb to between $7.7 trillion and $8.0 trillion by September 2009 and keep on climbing in 2010 and beyond. These numbers imply a very large supply of new Treasury securities coming into the marketplace every month for the foreseeable future.

The revenue, spending and debt trends of the U.S. Federal government are influencing investment decisions around the world. Large holders of U.S. Treasury securities (such as central banks, sovereign wealth funds and pension funds) are looking for ways to diversify their portfolios and reduce exposure to U.S. government bonds given the likelihood that increases in the supply of Treasury paper will push up yields (and push down prices) to make the paper more attractive to new buyers. Gold is starting to regain popularity as an important holding of central banks. And commodities as a broad asset class appear to be increasing in importance as portfolio holdings to hedge against future inflation.

The Fund now has long positions in ETFs that are poised to move in line with commodity prices and the currencies of commodity-oriented countries, a basket of gold mining stocks, and an ETF that is poised to go up in price if long-term U.S. Treasury yields continue to move higher.

3)	Since its inception, the Fund has had holdings that could benefit from perceived longer-term global themes. One of these themes is the observation that living standards in the developing countries are rising in a very meaningful way. This trend should give long-term support to the prices of many commodities as average consumption levels rise. Rising living standards should also increase demand for clean water, as well as energy. And it will also increase the needs for physical infrastructure as movements of people, goods and power all expand – in some cases, quite dramatically.

Roughly one-third of the long exposure in the Fund is built around this theme. The portfolio holds a basket of engineering and construction stocks, an ETF comprised of companies that provides the needed equipment to treat water, a basket of agricultural-oriented companies, and a basket of solar and wind energy companies.

4)	Severe recessions often bring new investment opportunity. Industries at the heart of the downturn are often forced to restructure in a profound way. We believe the U.S. auto industry could represent this type of investment opportunity now. We think that when GM and Chrysler emerge from bankruptcy, the total production and sales capacity of the U.S. auto will be significantly reduced. A possible result could be a meaningful improvement in the profitability of the U.S. auto market. The Fund has a long basket comprised of shares of Ford, Toyota and Honda – three companies that we think will benefit from this thesis if it proves correct.

Short Positions

The combination of a sharp drop in household wealth, a rapid rise in unemployment and record-high levels of debt relative to household incomes is forcing a change in American household spending patterns. Americans are starting to save out of current income and cut back on discretionary spending. As we noted earlier in the report, we believe we are still relatively early in this adjustment process.

DOVER LONG/SHORT SECTOR FUND

A MESSAGE TO OUR SHAREHOLDERS

APRIL 30, 2009

Approximately half of the Fund’s short exposure is based on the view that discretionary household spending will be under pressure for quite some time and that there exists tremendous excess capacity in the U.S. retail sector that will exert downward pressure on profitability in 2009 and 2010. The Fund has short baskets of restaurant stocks, electronic retailers, cable and satellite service providers, consumer finance companies and retail-oriented Real Estate Investment Trusts (REITs).

The sharp, and in many cases unexpected, downturn in demand for goods and services in the United States in 2008 has left vast swathes of corporate America with weakened balance sheets, idle factories and relatively empty stores and shops. Business capital spending usually declines in this type of an environment, and the past six months have been no exception.

We think the most vulnerable capital goods industries in this downturn may be in the technology sector. With little or no organic revenue growth likely in 2009 or 2010, many of the largest companies in software, computer hardware and communications equipment are colliding as they enter each others product and service areas. We think the only certainties are more competition, lower prices and lower profits. Currently, roughly twenty percent of the Fund’s short exposure is in large-cap technology – half in computer hardware and half in communications equipment.

Finally, long and deep recessions tend to be extremely harmful to transportation companies. Purchases of goods, as opposed to services, tend to bear the brunt of weaker demand. Companies that move goods experience unusually large declines in revenues and earnings. About another twenty percent of the Fund’s current short exposure is in transportation stocks – half in trucking companies and half in air freight companies.

In closing, we believe our investment discipline of focusing on industry fundamentals and building a portfolio of both long and short positions will serve the Fund well in what may prove to be a prolonged period of economic uncertainty and financial market volatility. We sincerely thank you for your support, and we would warmly welcome any questions you may have.

Sincerely,

Douglas R. Cliggott Portfolio Manager	Michael G. Kassab Portfolio Manager

DOVER LONG/SHORT SECTOR FUND

PERFORMANCE CHART AND ANALYSIS

APRIL 30, 2009

The graph and table reflect the change in value of a hypothetical $1,000,000 investment in the Dover Long/Short Sector Fund (the “Fund”) Institutional Shares and the change in value of a hypothetical $10,000 investment in the Dover Long/Short Sector Fund Investor Shares, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the “Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please visit www.doverfunds.com. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Institutional and Investor Shares are 3.17% and 4.44%, respectively. However, the Fund’s Adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25% and 1.75%, through September 1, 2009. *On or about June 30, 2008, the Fund’s class A shares converted to Investor Shares. Performance shown does not include the front end sales charge applicable to the former A Shares. Otherwise, returns shown would have been lower. Shares redeemed or exchanged within 90 days of purchase are charged a 1.00% redemption fee, subject to limited exceptions. Since inception, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Total Return as of 04/30/09	One Year	Since Inception 10/22/07
Dover Long/Short Sector Fund – Institutional Shares	(4.41)%	(1.57)%
Dover Long/Short Sector Fund – Investor Shares*	(4.72)%	(1.99)%
S&P 500 Index	(35.31)%	(28.84)%

Institutional Shares vs. S&P 500 Index	Investor Shares vs. S&P 500 Index

DOVER LONG/SHORT SECTOR FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares	Security Description	Value
Long Positions – 88.7%

Common Stock – 23.8%

Consumer Discretionary – 1.4%
33,700	Ford Motor Co. (a)	$201,526
10,200	Honda Motor Co., Ltd., ADR	296,412
7,700	Target Corp.	317,702
3,700	Toyota Motor Corp., ADR	292,892

		1,108,532

Consumer Staples – 6.5%
28,900	Altria Group, Inc.	471,937
8,200	Coca-Cola Co.	353,010
6,900	Colgate-Palmolive Co.	407,100
6,600	Costco Wholesale Corp.	320,760
7,600	CVS Caremark Corp.	241,528
8,800	Dr Pepper Snapple Group, Inc. (a)	182,248
3,800	Lorillard, Inc.	239,894
11,700	Kroger Co.	252,954
7,100	PepsiCo., Inc.	353,296
17,400	Philip Morris International, Inc.	629,880
10,000	Procter & Gamble Co.	494,400
6,200	Reynolds American, Inc.	235,476
12,800	Safeway, Inc.	252,800
10,100	Walgreen Co.	317,443
10,700	Wal-Mart Stores, Inc.	539,280

		5,292,006

Energy – 1.8%
3,700	First Solar, Inc. (a)	692,973
36,900	Vestas Wind Systems A/S, ADR (a)	793,534

		1,486,507

Health Care – 5.1%
3,800	Abbott Laboratories	159,030
5,400	Amgen, Inc. (a)	261,738
5,700	Biogen Idec, Inc. (a)	275,538
7,600	Bristol-Myers Squibb Co.	145,920
9,200	Catalyst Health Solutions, Inc. (a)	207,460
6,400	Celgene Corp. (a)	273,408
1,800	Cephalon, Inc. (a)	118,098
4,300	Eli Lilly & Co.	141,556
4,600	Express Scripts, Inc. (a)	294,262

Shares	Security Description	Value
3,300	Forest Laboratories, Inc. (a)	$71,577
5,000	Genzyme Corp. (a)	266,650
5,900	Gilead Sciences, Inc. (a)	270,220
4,300	Johnson & Johnson	225,148
6,900	Medco Health Solutions, Inc. (a)	300,495
6,500	Merck & Co., Inc.	157,560
5,200	Mylan, Inc. (a)	68,900
5,800	Omnicare, Inc.	149,118
11,800	Pfizer, Inc.	157,648
3,800	Schering-Plough Corp.	87,476
3,300	Teva Pharmaceutical Industries, Ltd., ADR	144,837
3,800	Vertex Pharmaceuticals, Inc. (a)	117,116
2,300	Watson Pharmaceuticals, Inc. (a)	71,162
3,700	Wyeth	156,880

		4,121,797

Industrials – 3.9%
7,000	AGCO Corp. (a)	170,100
14,700	Deere & Co.	606,522
6,100	Fluor Corp.	231,007
5,400	Foster Wheeler AG (a)	116,262
7,600	General Dynamics Corp.	392,692
4,900	Jacobs Engineering Group, Inc. (a)	186,396
6,100	Lockheed Martin Corp.	479,033
7,400	Northrup Grumman Corp.	357,790
5,000	Quanta Services, Inc. (a)	113,650
7,900	Raytheon Co.	357,317
3,500	Shaw Group, Inc. (a)	117,355

		3,128,124

Information Technology – 0.6%
28,800	MEMC Electronic Materials, Inc. (a)	466,560

Materials – 2.5%
20,400	Barrick Gold Corp.	593,640
9,500	Monsanto Co.	806,455
15,200	Newmont Mining Corp.	611,648

		2,011,743

Utilities – 2.0%
6,800	Constellation Energy Group, Inc.	163,744

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares	Security Description	Value
12,000	Dominion Resources, Inc.	$361,920
3,700	Entergy Corp.	239,649
10,500	Exelon Corp.	484,365
6,700	FPL Group, Inc.	360,393

		1,610,071

Total Common Stock (Cost $18,830,290)		19,225,340

Investment Companies – 9.7%
10,900	CurrencyShares Australian Dollar Trust	793,847
46,400	iPath S&P GSCI Crude Oil Total Return Index (a)	861,184
9,200	iShares COMEX Gold Trust (a)	803,528
22,100	PowerShares Cleantech Portfolio	428,740
32,000	PowerShares DB Agriculture Fund	809,280
167,900	PowerShares Water Resources Portfolio	2,353,958
20,200	ProShares UltraShort 20+ Year Treasury Fund	996,062
39,000	Semiconductor HOLDRs Trust	798,330

Total Investment Companies (Cost $7,822,682)		7,844,929

Short-Term Investments – 55.2%

Money Market Funds – 55.2%
$26,216,609	BlackRock Liquidity Treasury Trust Fund 0.04% (c)	26,216,609
18,424,924	Fidelity Institutional Treasury Only Portfolio 0.26% (b) (c)	18,424,924

Total Short Term Investments (Cost $44,641,533)		44,641,533

Total Long Positions – 88.7%
	(Cost $71,294,505)*	71,711,802
Total Short Positions – (21.3)%
	(Proceeds $(14,578,677))	(17,230,588)
Other Assets & Liabilities, Net – 32.6%		26,413,154

Net Assets – 100.0%		$80,894,368

(a)	Non-income producing security
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Represents 7-day effective yield as of April 30, 2009.

ADR American Depositary Receipt

REIT Real Estate Investment Trust

*	Cost for Federal income tax purposes is $58,927,343 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,722,302
Gross Unrealized Depreciation	(6,168,430)

Net Unrealized Appreciation (Depreciation)	$(4,446,128)

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2009. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$9,839,681
Level 2 – Other Significant Observable Inputs	44,641,533
Level 3 – Significant Unobservable Inputs	–

Total Investments	$54,481,214

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

SCHEDULE OF SECURITIES SOLD SHORT

APRIL 30, 2009

Shares	Security Description	Value
Short Positions – (21.3)%

Common Stock – (19.8)%

Consumer Discretionary – (6.7)%
(10,400)	Best Buy Co., Inc.	$(399,152)
(9,500)	Bob Evans Farms, Inc.	(230,375)
(16,400)	Brinker International, Inc.	(290,608)
(19,400)	Carnival Corp.	(521,472)
(14,100)	Cheesecake Factory, Inc.	(244,917)
(33,300)	Comcast Corp., Class A	(514,818)
(7,000)	Cracker Barrel Old Country Store, Inc.	(228,270)
(7,900)	Darden Restaurants, Inc.	(292,063)
(21,300)	DIRECTV Group, Inc.	(526,749)
(7,800)	GameStop Corp., Class A	(235,248)
(22,400)	Marriott International Inc., Class A	(527,744)
(11,300)	RadioShack Corp.	(159,104)
(25,100)	Starwood Hotels & Resorts Worldwide, Inc.	(523,586)
(16,400)	Time Warner Cable, Inc.	(528,572)
(7,500)	Yum! Brands, Inc.	(250,125)

		(5,472,803)

Financials – (5.3)%
(21,400)	American Express Co.	(539,708)
(13,000)	Capital One Financial Corp.	(217,620)
(1,182)	Developers Diversified Realty Corp.	(4,882)
(8,700)	Eaton Vance Corp.	(238,119)
(4,100)	Federal Realty Investment Trust, REIT	(226,320)
(10,200)	Federated Investors Inc., Class B	(233,376)
(5,200)	Franklin Resources, Inc.	(314,496)
(6,200)	Goldman Sachs Group, Inc.	(796,700)
(19,900)	Kimco Realty Corp.	(239,198)
(11,600)	Legg Mason, Inc.	(232,812)
(6,200)	Regency Centers Corp.	(232,190)
(9,100)	Simon Property Group, Inc.	(469,560)
(8,000)	T Rowe Price Group, Inc.	(308,160)
(10,500)	Waddell & Reed Financial, Inc.	(235,305)

		(4,288,446)

Shares	Security Description	Value
Industrials – (3.9)%
(4,700)	Arkansas Best Corp.	$(108,476)
(3,800)	CH Robinson Worldwide, Inc.	(202,008)
(7,600)	Con-Way, Inc.	(188,328)
(4,500)	Expeditors International of Washington, Inc.	(156,195)
(7,500)	FedEx Corp.	(419,700)
(10,500)	Heartland Express, Inc.	(156,975)
(17,800)	JB Hunt Transport Services, Inc.	(500,536)
(7,500)	Landstar System, Inc.	(267,075)
(6,000)	Old Dominion Freight Line, Inc.	(168,900)
(15,200)	United Parcel Service, Inc., Class B	(795,568)
(10,500)	Werner Enterprises, Inc.	(171,675)

		(3,135,436)

Information Technology – (3.9)%
(5,200)	Apple, Inc.	(654,316)
(34,600)	Cisco Systems, Inc.	(668,472)
(10,600)	Corning, Inc.	(154,972)
(13,300)	Dell, Inc.	(154,546)
(8,600)	Hewlett-Packard Co.	(309,428)
(4,400)	International Business Machines Corp.	(454,124)
(3,600)	Juniper Networks, Inc.	(77,940)
(10,000)	QUALCOMM, Inc.	(423,200)
(3,500)	Research in Motion, Ltd.	(243,250)

		(3,140,248)

Total Common Stock (Proceeds $(13,477,993)) – (19.8)%		(16,036,933)

Investment Companies – (1.5)%
(46,500)	Materials Select Sector SPDR Trust (Proceeds $(1,100,684))	(1,193,655)

Total Short Positions (Proceeds $(14,578,677)) – (21.3)%		$(17,230,588)

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

SCHEDULE OF SECURITIES SOLD SHORT

APRIL 30, 2009

PORTFOLIO HOLDINGS
% of Net Assets
Long Positions
Consumer Discretionary	1.4%
Consumer Staples	6.5%
Energy	1.8%
Health Care	5.1%
Industrials	3.9%
Information Technology	0.6%
Materials	2.5%
Utilities	2.0%
Investment Companies	9.7%
Short-Term Investments	55.2%
Other Assets & Liabilities	32.6%

121.3%

Short Positions
Consumer Discretionary	(6.7)%
Financials	(5.3)%
Industrials	(3.9)%
Information Technology	(3.9)%
Investment Companies	(1.5)%

(21.3)%

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2009

ASSETS
Investments, at value (Cost $71,294,505)	$71,711,802
Cash	1,000,000
Deposits with broker for securities sold short	26,291,517
Receivables:
Investment securities sold	5,184,940
Dividends and interest	35,049
Fund shares sold	111,301
Prepaid expenses	10,372

Total Assets	104,344,981

LIABILITIES
Payables:
Fund shares redeemed	17,719
Investment securities purchased	6,066,891
Securities sold short, at value (Proceeds $14,578,677)	17,230,588
Accrued Liabilities:
Investment adviser fees	57,866
Fund service fees	15,397
Compliance service fees	2,083
Trustees’ fees and expenses	75
Professional fees	23,903
Dividends on securities sold short	13,631
Other expenses	22,460

Total Liabilities	23,450,613

NET ASSETS	$80,894,368

COMPONENTS OF NET ASSETS
Paid-in capital	$86,604,709
Accumulated net realized gain (loss) on investments	(3,475,727)
Net unrealized appreciation (depreciation) on investments	(2,234,614)

NET ASSETS	$80,894,368

SHARES OF BENEFICIAL INTEREST AT $0.00 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	5,749,726
Investor Shares	2,579,000

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $55,915,201)	$9.72

Investor Shares (based on net assets of $24,979,167)	$9.69

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

STATEMENT OF OPERATIONS

YEAR ENDED APRIL 30, 2009

INVESTMENT INCOME
Interest income	$389,790
Dividend income (net of foreign withholding taxes of $1,236)	683,336

Total Investment Income	1,073,126

EXPENSES
Investment adviser fees	641,028
Fund service fees (Note 3)	201,412
Distribution fees:
Investor Shares	34,840
Professional fees	56,859
Custodian fees	27,243
Registration fees	24,614
Trustees’ fees and expenses	2,496
Reports to shareholders	26,313
Compliance services fees	33,556
Amortization of offering costs	28,115
Dividend expense on securities sold short	584,154
Miscellaneous expenses	10,844

Total Expenses	1,671,474
Fees waived and expenses reimbursed	(216,942)

Net Expenses	1,454,532

NET INVESTMENT INCOME (LOSS)	(381,406)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain (Loss) on:
Investments	(11,760,815)
Securities sold short	8,972,860

Net Realized Gain (Loss)	(2,787,955)

Change in Unrealized Appreciation (Depreciation) on:
Investments	42,752
Securities sold short	(1,481,037)

Net Change in Unrealized Appreciation (Depreciation)	(1,438,285)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(4,607,646)

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2009	October 22, 2007 (a) through April 30, 2008
OPERATIONS
Net investment income (loss)	$(381,406)	$193,191
Net realized gain (loss) on investments	(2,787,955)	(603,375)
Net change in unrealized appreciation (depreciation) on investments	(1,438,285)	(796,329)

Increase (Decrease) in Net Assets from Operations	(4,607,646)	(1,206,513)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(177,955)	(22,034)
Investor Shares	–	(107)

Total Distributions To Shareholders	(177,955)	(22,141)

CAPITAL SHARE TRANSACTIONS
Sale of Shares
Institutional Shares	21,885,505	39,482,031
Investor Shares	21,356,159	8,154,995
Reinvestment of distributions:
Institutional Shares	177,827	22,034
Investor Shares	–	107
Redemption of shares:
Institutional Shares	(1,537,226)	(9,021)
Investor Shares	(2,629,248)	–
Redemption fees
Institutional Shares	1,805	135
Investor Shares	3,520	–

Increase (Decrease) From Capital Transactions	39,258,342	47,650,281

Increase (Decrease) in Net Assets	34,472,741	46,421,627

NET ASSETS (b)
Beginning of Period	46,421,627	–

End of Period (c)	$80,894,368	$46,421,627

SHARE TRANSACTIONS
Sale of shares
Institutional Shares	2,098,346	3,779,779
Investor Shares	2,064,529	773,113
Reinvestment of distributions
Institutional Shares	17,148	2,106
Investor Shares	–	10
Redemption of shares
Institutional Shares	(147,653)	–
Investor Shares	(257,765)	(887)

Increase (Decrease) in Shares	3,774,605	4,554,121

(a) Commencement of operations.
(b) Includes activity for Class A Shares, which were converted to Investor Shares on June 30, 2008.
(c) Amount includes accumulated undistributed (distributions in excess of) net income	$–	$177,934

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended April 30, 2009	October 22, 2007 (a) through April 30, 2008
INSTITUTIONAL SHARES

NET ASSET VALUE, Beginning of Period	$10.20	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.06)	0.09
Net realized and unrealized gain (loss)	(0.39)	0.12	(c)

Total from Investment Operations	(0.45)	0.21

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.03)	(0.01)

Total Distributions to Shareholders	(0.03)	(0.01)

REDEMPTION FEES (b)	– (d)	–	(d)

NET ASSET VALUE, End of Period	$9.72	$10.20

TOTAL RETURN	(4.41)%	2.12	%(f)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$55,915	$38,565
Ratios to Average Net Assets:
Net investment income (loss)	(0.47)%	1.58	%(g)
Net expenses (i)	1.25%	1.25	%(g)
Dividend expenses	0.91%	0.57	%(g)
Gross expenses (h)(i)	1.60%	2.60	%(g)

PORTFOLIO TURNOVER RATE	534%	324	%(f)

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30, 2009	October 22, 2007 (a) through April 30, 2008
INVESTOR SHARES (j)

NET ASSET VALUE, Beginning of Period	$10.17	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.12)	0.05
Net realized and unrealized gain (loss)	(0.36)	0.13	(c)

Total from Investment Operations	(0.48)	0.18

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(0.01)

Total Distributions to Shareholders	–	(0.01)

REDEMPTION FEES (b)	– (d)	–	(d)

NET ASSET VALUE, End of Period	$9.69	$10.17

TOTAL RETURN	(4.72)%	1.79	%(e)(f)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$24,979	$7,857
Ratios to Average Net Assets:
Net investment income (loss)	(1.07)%	0.96	%(g)
Net expenses (i)	1.75%	1.75	%(g)
Dividend expenses	0.91%	0.56	%(g)
Gross expenses (h)(i)	2.02%	3.88	%(g)

PORTFOLIO TURNOVER RATE	534%	324	%(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Total return excludes the effect of the applicable sales load.
(f)	Not annualized.
(g)	Annualized.
(h)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(i)	Excludes dividends on securities sold short.
(j)	Includes performance for Class A shares, which were converted to Investor Shares on June 30, 2008.

See Notes to Financial Statements.

DOVER LONG/SHORT SECTOR FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

Note 1.  Organization

The Dover Long/Short Sector Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of April 30, 2009, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Institutional Shares and Investor Shares. Institutional Shares and Investor Shares commenced operations on October 22, 2007. The Fund seeks positive absolute return independent of equity market conditions.

On June 13, 2008, the Board of Trustees of the Fund approved the conversion of the Fund’s A Shares to Investor Shares. On June 30, 2008, each shareholder of A Shares received Investor Shares in a dollar amount equal to their investment in A Shares as of that date. Prior to the conversion to Investor Shares, A Shares were offered at net asset value plus a maximum sales charge of 4.50%. A Shares were also subject to a contingent deferred sales charge (“CDSC”) of 1.00% on purchases of $1 million or more that were redeemed in whole or in part within one year of purchase. Institutional Shares and Investor Shares are not subject to a sales charge. Institutional Shares and Investor Shares represent an interest in the same assets of the Fund and the classes are identical except for differences in ongoing service and distribution charges. Both classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the

DOVER LONG/SHORT SECTOR FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – other significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Securities Sold Short – The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with broker for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund’s Statement of Operations.

DOVER LONG/SHORT SECTOR FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of April 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the two-year period ended April 30, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Offering Costs – Offering costs for the Fund of $58,692 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund. Offering costs expensed for the year ended April 30, 2009, were $28,115.

Redemption Fees – A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms at any time. There were limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161

DOVER LONG/SHORT SECTOR FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. At this time, management does not believe the adoption of SFAS161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Dover Investment Management, LLC, (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan for Investor Shares of the Fund in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board an aggregate fee equal to 0.25% of the average daily net assets of Investor Shares of the Fund to finance activities intended to result in the sale of fund shares.

For the period May 1, 2008, through June 30, 2008, the Distributor did not receive any of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of Investor Shares that were liquidated in whole or in part within one year of purchase. As of June 30, 2008, the fund no longer had a sales load.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the nest $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period May 1, 2008, through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the fund.

For the period May 1, 2008, through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the

DOVER LONG/SHORT SECTOR FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4.  Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) to 1.25% for Institutional Shares and 1.75% for Investor Shares for each of the class’ average daily net assets through September 1, 2009. Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the year ended April 30, 2009, fees waived and reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Reimbursement	Fund Service Fees Waived	Total Fees Waived and Reimbursed
$161,599	$53,130	$2,213	$216,942

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended April 30, 2009, were $183,692,987 and $147,711,494, respectively.

Note 6.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2009	2008
Ordinary Income	$177,955	$22,141

As of April 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation)	$(4,446,128)
Capital and Other Losses	(1,264,213)

Total	$(5,710,341)

DOVER LONG/SHORT SECTOR FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

For tax purposes, the current year post-October loss was $31,499. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of April 30, 2009, the Fund had capital loss carryovers to offset future capital gains of $1,232,714, expiring in 2017.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended April 30, 2009. The following reclassification was the result of current year net operating losses, Real Estate Investment Trusts, partnerships, grantor trusts and short dividend adjustments, and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$381,427
Undistributed Net Realized Gain (Loss)	(78,049)
Paid-in-Capital	(303,378)

Note 7.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending April 30, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Dover Long/Short Sector Fund

We have audited the accompanying statement of assets and liabilities of the Dover Long/Short Sector Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of April 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period October 22, 2007 (commencement of operations) through April 30, 2008 were audited by other auditors whose report dated June 24, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dover Long/Short Sector Fund as of April 30, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

June 25, 2009

DOVER LONG/SHORT SECTOR FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

Investment Advisory Agreement Approval

At the April 14, 2009, Board meeting, the Board of Trustees (“Board”), including the Independent Trustees, considered the renewal of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and discussed the Adviser’s personnel, operations and financial condition. The Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board considered the adequacy of the Adviser’s resources and quality of services provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. The Board also considered the Adviser’s resources devoted to the Fund as well as an assessment of costs and profitability. In addition, the Board considered that the Adviser continues to contractually limit certain advisory expenses for the Institutional and Investor share classes through September 1, 2009. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund.

DOVER LONG/SHORT SECTOR FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board considered the Fund’s performance over the six month-, one year- and since inception (annualized) periods ended March 31, 2009. The Board noted that the Fund outperformed its benchmark, the S&P 500, for each of the periods. Based on this review and all of the relevant facts and circumstances, the Board concluded that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board considered the compensation paid to the Adviser for providing advisory services to the Fund. The Board also analyzed comparative information regarding advisory fees and total expenses of mutual funds in its Lipper Inc. peer group. The Board noted that the Adviser’s advisory fee rate and total expense ratio were lower than the median advisory fee rate and median total expense ratio for funds in its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee charged to the Fund was reasonable.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Fund could benefit from economies of scale as assets grow, but the Adviser currently is not contemplating breakpoints or changes in fees at this time.

Other Benefits

The Board noted the Adviser’s representation that except for their ability to associate themselves with the Fund, their assets under management, the Adviser has not realized any kind of benefit or compensation from its relationship with the Fund. Under the circumstances, including the foregoing representations, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the advisory agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (888) 368-3755 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 368-3755 and on the SEC’s website at www.sec.gov.

DOVER LONG/SHORT SECTOR FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-(800)-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, redemption fees; and exchange fees and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008, through April 30, 2009.

Actual Expenses – The first line under each class of shares in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each class of shares in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

DOVER LONG/SHORT SECTOR FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*

Institutional Shares
Actual	$1,000.00	$944.75	$11.04	2.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.44	$11.33	2.29%

Investor Shares
Actual	$1,000.00	$942.60	$13.44	2.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.96	$13.91	2.79%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period

Federal Tax Status of Income Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 39.33% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 40.19% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 99.99% of its income dividends as qualified interest income (QII.)

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and Officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 368-3755.

DOVER LONG/SHORT SECTOR FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 - 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 - 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.

Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 - 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 - 2003.

DOVER LONG/SHORT SECTOR FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 - September 2007; Elder Care June 2005 - December 2006; Director, Fund Accounting, Citigroup December 2003 - May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992 - November 2003; Auditor, Ernst & Young May 1988 - March 1992.

Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 - July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994 - December 2003.

David Faherty Born: 1970	Vice President	Since April 2009	Senior Counsel, Atlantic Fund Administration, LLC since February 2009; Vice President, Citi Fund Services Ohio, Inc. June 2007 - February 2009; Associate Counsel Investors Bank & Trust Company August 2006 - June 2007; employee of FDIC January 2005 - September 2005; employee of IKON Office Solutions, Inc. September 1998 - January 2001.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 - May 2008; Money Market/Short Term Trader, Wellington Management, 1996 - 2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository trust company; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

Dover Long/Short Sector Fund

P.O. BOX 588

PORTLAND, ME 04112

1-888-DOVER-55

(1-888-368-3755)

www.doverfunds.com

INVESTMENT ADVISER

Dover Investment Management, LLC

140 Greenwich Avenue

Greenwich, CT 06830

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

209-ANR-0409

ANNUAL REPORT

LIBERTY STREET

HORIZON FUND

April 30, 2009

The views expressed is this report reflect those of the Liberty Street Horizon Fund’s (the “Fund”) Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

There is no guarantee the Fund will achieve the investment objective. The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. The Fund may invest in small- and medium-sized companies, which involves greater risks than investing in larger, more established companies. The Fund may invest in foreign or emerging markets securities, which involve special risks, including the volatility of currency exchange rates and, in some cases limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund may invest in debt securities, which are subject to interest rate risk. An increase in interest rates typically causes a fall in the value of debt securities in which the Fund may invest. The Fund may also invest in high yield, lower rated (junk) bonds, which involve a greater degree of risk and price fluctuation than investment grade bonds in return for higher yield potential. The Fund may also invest in derivatives, which can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. The Fund may purchase IPOs and distressed securities. IPOs have special risks as there may be a limited number of shares available, unseasoned trading, lack of investor knowledge of the company and a limited operating history. Distressed securities involve considerable risk and can result in substantial or even total loss on the Fund’s investment. These companies are more likely to become worth less than securities of more financially stable companies.

A MESSAGE TO OUR SHAREHOLDERS

Dear Fellow Shareholders:

We are pleased to present the Liberty Street Horizon Fund’s Annual Report for the period ending April 30th, 2009. The Liberty Street Horizon Fund (“the Fund”) had losses in the no-load, Institutional Class of -48.81% for the fiscal period ending April 30th, 2009. This can be compared to the total returns, including dividends and capital gains reinvested, of -35.31% for the Standard & Poor’s 500 Index ( “S&P 500”) over the same time period. The Fund’s most recent performance for calendar year 2009 as of April 30th is 2.58% vs. -2.49% for the S&P 500.

As to the reasons for the Fund’s underperformance, we certainly did not foresee the virtual collapse of the global financial system, the cessation of trading or price discovery in one of the largest and most liquid debt markets in the world; nor the attendant collapse of valuations across equities, bonds, bank loans and commodities. We did not anticipate valuations contracting to the degree that, in many cases, were never before witnessed. This past year, the Fund’s performance was substantially worse than the S&P 500, which undid much of the benefit of some historical outperformance by the Fund during part of the previous year.

There is another aspect of performance to which we pay attention: the business results of the companies whose shares we hold. By and large, these have performed, within the context of the economic environments in which they operate, quite well. This is one reason why we have not engaged in large-scale trading activity. It is our practice to not trade often, to make use of the equity yield curve, and await the results of value creation at the companies we hold. This past year actually saw more activity in the Fund than is typical. Additions to the portfolio, which numbered about 30, included Philip Morris International, Inc., Time Warner, Inc., The Walt Disney Co., Carnival Corp., MasterCard, Inc., (which is not a lender but, rather, a debt-free transaction processor), Burlington Northern Santa Fe Corp., and Anglo American PLC. These replaced companies such as the custodian bank Bank of New York/Mellon Corp., the speciality auto insurer Progressive Corp., and the unfortunate one-position size aggregate investment in the investment banks. As to the latter position, it was not responsible for the underperformance of the Fund this past year. Rather, our most favored sectors, which we continue to hold and purchase for new investments, such as the financial exchanges and the investments in China, had the greatest impact upon the portfolio.

The new positions, we continue to believe, are quite fine companies, with varying business profiles. Some, such as MasterCard, Inc., have historically been very profitable and we believe them to be more so. Others, such as Burlington Northern Santa Fe Corp., appear profitable but with lower than industry-average margins that we anticipate will expand significantly over time. Others, such as Anglo American PLC, were repurchasing large quantities of their own shares at discounted valuations in order to accelerate earnings growth. In most cases, the valuations at which they were purchased were at multi-year, even one-decade, lows. This did not prevent the share prices from dropping further.

We are now witness to the combination of the lowest valuations likely to be seen in our lifetimes, the most massive U.S. Central Bank intervention in history, and historically low interest rates. It is a powerful combination for a revaluation of depressed security prices. If the world’s central banks are determined to achieve a narrowing of credit spreads as a condition for a resumption of normal capital

1

A MESSAGE TO OUR SHAREHOLDERS

markets activity, and if it is more or less a coordinated effort, without any historical precedent, it is probably unwise to have an investment posture at variance to their declared intention to restore order. In our opinion, in time, credit spreads will narrow, the market will advance, and, given this rate of balance sheet expansion, it will probably not take a very long time. At the moment, we believe there now exists classic value opportunities that are only made possible because of this historic period in which the investment public’s demand for liquidity is greater than its demand for investment opportunities.

Despite the newspaper headlines, the economy has hardly come to a halt. Despite a level of home sales so low as to be below replacement levels, much less accommodate population growth, there are nevertheless 4.5 million homes being sold at the recent annual rate. That is a great deal of economic activity. However, it is insufficient. As of March 2009, the number of new single family homes being built on a seasonally adjusted basis, whether by reference to building permits or housing starts, is below 400,000; actual completions in March 2009 were 550,000. Yet, if there are roughly 70 million single family homes in the U.S., and if one makes the generous allowance that a home will last for 100 years before falling prey to storm or fire damage, ordinary decay, seizure under eminent domain, and so forth, then 700,000 homes must be built per year merely for replacement. The rate of home sales should eventually be much higher.

As for the banking system, as of April 1st, 2009, the aggregate assets of the nation’s commercial banks are 8.6% higher than in March 2008, and balance sheet equity is 7.3% higher. That is certainly surprising information, contrary to anything read by followers of financial media. If some banks fail, the deposits and loans do not disappear; they redound to the benefit of stronger banks that will thereupon expand more rapidly.

The financial ecosystem is active. It is not remarked upon much nowadays, but most companies have earnings. Accordingly, if they cannot borrow, they will eventually reduce their debt via cash flow, expand their businesses, and/or repurchase shares. Those that cannot will restructure or fail. In the latter case, stronger companies will inherit their competitors’ contracts and operating assets. What cannot happen, though, is that prices contract inexorably against rising economic value. Nor has China collapsed. Sales of automobiles in China reached an all-time record in March 2009, 5% higher than a year earlier. Residential property sales in China during the first quarter 2009 were 8.2% higher than last year, although the price index was 1.3% lower. There is of course, a wealth of negative statistics, but that is less the point than the financial ecosystem being far more complex and dynamic than the one-dimensional face presented by the financial media.

So, in our opinion, the operative question is not whether the recession will end but when. That being the case, we still wish to be invested in businesses that produce a reasonable return on capital. There is a difference now, however. Most of the time, the share prices of such companies will trade in some range modestly above or below their fair value, so that under normal circumstances, in order to achieve a successful investment outcome one requires a successful business outcome or successful operational outcome. Yet, once in a very long while, let us say once a generation, shares trade at great extremes above or below fair value. Our opinion is that this is one of those times. The opportunity now

2

A MESSAGE TO OUR SHAREHOLDERS

is not the probability of a successful outcome, which is what investors and analysts ordinarily try to gauge. Rather, the current opportunity is the extreme discount rate. Because the negative outlook embodied in share prices is so extreme, one does not require an “extremely successful” business-specific outcome to do extraordinarily well. In our opinion, the severe valuation contraction experienced over the past year will be looked back upon as one of the greatest investment opportunities in generations.

We value your continued trust and confidence in the Fund, and thank you for your support.

Liberty Street Horizon Fund

3

LIBERTY STREET HORIZON FUND

PERFORMANCE CHART AND ANALYSIS

APRIL 30, 2009

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Liberty Street Horizon Fund, (the “Fund”) A shares and C Shares and the change in value of hypothetical $1,000,000 investment in the Liberty Street Horizon Fund Institutional Shares, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The Standard and Poor’s 500 Index (the “Index”) is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for A Shares, C Shares and Institutional Shares are 3.64%, 4.18% and 2.59%, respectively. However, the Fund’s Adviser has agreed to contractually waive fees and/or reimburse expenses such that total operating expenses do not exceed 1.50%, 2.00% and 1.25%, respectively, through at least, August 31, 2009. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 90 days of purchase will be charged a 1.00% redemption fee, subject to limited exceptions. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month end performance, please call (800) 207-7108.

4

LIBERTY STREET HORIZON FUND

PERFORMANCE CHART AND ANALYSIS

APRIL 30, 2009

Average Annual Total Return as of 4/30/09	One Year	Since Inception 5/4/2007
Liberty Street Horizon Fund — A Shares (w/sales charge)	(51.24)%	(32.38)%
Liberty Street Horizon Fund — C Shares (w/sales charge)*	(49.47)%	(31.14)%
Liberty Street Horizon Fund — Institutional Shares*	(48.81)%	(30.74)%
S&P 500 Index	(35.31)%	(22.18)%

A Shares & C Shares vs. S&P 500 Index — Hypothetical $10,000 Investment

*	Performance data quoted represents past performance and is no guarantee of future results. C Shares and Institutional Shares commenced operations on May 24, 2007 and July 11, 2007, respectively. The performance for C Shares and Institutional Shares prior to May 24, 2007 and July 11, 2007, respectively, is that of the A Shares as adjusted for the expenses applicable to C Shares and Institutional Shares.

5

LIBERTY STREET HORIZON FUND

PERFORMANCE CHART AND ANALYSIS

APRIL 30, 2009

Institutional Shares vs. S&P 500 Index — Hypothetical $1,000,000 Investment

Performance data quoted represents past performance and is no guarantee of future results.

6

LIBERTY STREET HORIZON FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares	Security Description	Value
Common Stock — 90.2%
Banks — 6.7%
9,100	Bank of Japan(a)	$5,545,630
22,614	ICICI Bank, Ltd., ADR	466,527

		6,012,157

Commercial Services — 1.9%
49,991	Quanta Services, Inc.(a)	1,136,295
18,730	Time Warner Cable, Inc.	603,668

		1,739,963

Communications — 1.4%
108,597	China Unicom Hong Kong, Ltd., ADR	1,256,467
125,100	RH Donnelley Corp.(a)	16,889

		1,273,356

Consumer Discretionary — 8.7%
73,680	Carnival Corp.	1,980,518
7,500	Mastercard, Inc., Class A	1,375,875
64,172	Philip Morris International, Inc.	2,323,026
20,703	Sears Holdings Corp.(a)	1,293,316
76,037	Sotheby’s	882,790

		7,855,525

Diversified Financial Operations — 2.6%
30,996	Icahn Enterprises, LP	904,463
65,359	Leucadia National Corp.	1,387,572

		2,292,035

Energy — 13.3%
59,319	Allegheny Energy, Inc.	1,537,549
10,208	CNOOC, Ltd., ADR	1,136,661

Shares	Security Description	Value
Energy (continued)
101,270	El Paso Corp.	$698,763
54,012	EnCana Corp.	2,469,969
52,786	Gazprom OAO, ADR	932,993
80,260	Imperial Oil, Ltd.	2,858,861
101,175	Penn West Energy Trust	1,109,890
23,566	Texas Pacific Land Trust	636,282
419,598	UTS Energy Corp.(a)	522,687

		11,903,655

Exchanges — 12.0%
7,317	CME Group, Inc.	1,619,618
140,000	Hong Kong Exchanges and Clearing, Ltd.	1,620,360
18,426	IntercontinentalExchange, Inc.(a)	1,614,118
190,020	London Stock Exchange Group, PLC	2,108,987
101,263	Nasdaq OMX Group, Inc.(a)	1,947,288
57,584	NYSE Euronext	1,334,221
134,000	Singapore Exchange, Ltd.	567,497

		10,812,089

Finance — Capital Markets — 2.3%
157,000	ICAP, PLC	857,489
44,880	TMX Group, Inc.	1,212,187

		2,069,676

Finance — Mortgage Loan/Banker — 0.2%
50,340	Federal National Mortgage Association	39,265

See Notes to Financial Statements.

7

LIBERTY STREET HORIZON FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares	Security Description	Value
Finance — Mortgage Loan/Banker (continued)
133,800	Freddie Mac	$105,702

		144,967

Healthcare — 1.2%
19,550	Genzyme Corp.(a)	1,042,602

Industrials — 6.0%
1,182,000	Beijing Capital International Airport Co., Ltd., Class H	752,826
236,300	Bombardier, Inc., Class B	751,800
34,149	Burlington Northern Santa Fe Corp.	2,304,375
32,550	Union Pacific Corp.	1,599,507

		5,408,508

Insurance — 6.8%
874	Berkshire Hathaway, Inc., Class B(a)	2,678,810
26,581	China Life Insurance Co., Ltd., ADR	1,407,464
74,110	MBIA, Inc.(a)	350,540
90,797	Power Corp. of Canada	1,704,975

		6,141,789

Investment Management/Adviser — 3.8%
143,689	Blackstone Group, LP	1,406,715
37,400	Cohen & Steers, Inc.	550,528
65,712	Legg Mason, Inc.	1,318,840
471,000	Value Partners Group, Ltd.	142,818

		3,418,901

Shares	Security Description	Value
Materials — 4.8%
133,420	Anglo American PLC, ADR	$1,436,933
5,650	BHP Billiton, Ltd., ADR	271,991
115,380	Franco-Nevada Corp.	2,465,700
1,005	Rio Tinto PLC, ADR	163,765

		4,338,389

Multimedia — 3.0%
50,028	The Walt Disney Co.	1,095,613
74,621	Time Warner, Inc.	1,628,976

		2,724,589

Real Estate — 8.9%
177,086	Brookfield Asset Management Inc., Class A	2,750,146
34,700	Forest City Enterprises, Class A	292,521
340,000	Henderson Land Development Co., Ltd.	1,564,000
703,700	Link REIT	1,372,887
21,939	The St. Joe Co.(a)	545,842
13,500	Vornado Realty Trust	660,015
253,000	Wharf Holdings, Ltd.	822,250

		8,007,661

Utilities — 6.6%
496,711	Dynegy, Inc., Class A(a)	884,146
25,023	Huaneng Power International, Inc., ADR	681,376
86,310	Mirant Corp.(a)	1,098,726
107,757	NRG Energy, Inc.(a)	1,937,471

See Notes to Financial Statements.

8

LIBERTY STREET HORIZON FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

Shares	Security Description	Value
Utilities (continued)
264,262	RRI Energy, Inc.(a)	$1,310,740

		5,912,459

Total Common Stock (Cost $118,750,035)		81,098,321

Exchange Traded Funds — 0.7%
29,800	Market Vectors-Gaming ETF (Cost $523,106)	605,536

Total Investments — 90.9% (Cost $119,273,141)*		$81,703,857
Other Assets & Liabilities, Net — 9.1%		8,177,573

NET ASSETS — 100.0%		$89,881,430

(a)	Non-income producing security
ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
*	Cost of investments for Federal income tax purposes is $120,471,392 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$5,396,175
Gross Unrealized Depreciation	(44,163,710)

Net Unrealized Appreciation (Depreciation)	$(38,767,535)

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2009.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2-Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1–Quoted Prices	$81,703,857	$(66)
Level 2–Other Significant Observable Inputs	—	—
Level 3–Significant Unobservable Inputs	—	—

Total Investments	$81,703,857	$(66)

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.

9

LIBERTY STREET HORIZON FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

PORTFOLIO HOLDINGS (Unaudited)

% of Total Investments

See Notes to Financial Statements.

10

LIBERTY STREET HORIZON FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2009

ASSETS
Total investments, at value (Cost $119,273,141)	$81,703,857
Cash	9,329,417
Foreign currency (Cost $207,816)	209,712
Receivables:
Fund shares sold	132,745
Dividends and interest	79,475
Prepaid expenses	20,254

Total Assets	91,475,460

LIABILITIES
Unrealized loss on forward foreign currency contracts	66
Payables:
Fund shares redeemed	2,624
Investment securities purchased	1,483,085
Accrued Liabilities:
Investment adviser fees	36,544
Trustees’ fees and expenses	78
Fund service fees	21,667
Professional fees	20,855
Compliance services fees	2,083
Other	27,028

Total Liabilities	1,594,030

NET ASSETS	$89,881,430

COMPONENTS OF NET ASSETS
Paid-in capital	$136,800,505
Accumulated undistributed (distributions in excess of) net investment income	(132,865)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(9,219,007)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(37,567,203)

NET ASSETS	$89,881,430

SHARES OF BENEFICIAL INTEREST AT $0.00 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
A Shares	4,038,556
C Shares	2,117,741
Institutional Shares	12,660,307
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
A Shares (based on net assets of $19,383,588)	$4.80

A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.25%)	$5.04

C Shares (based on net assets of $10,063,814)	$4.75

Institutional Shares (based on net assets of $60,434,028)	$4.77

See Notes to Financial Statements.

11

LIBERTY STREET HORIZON FUND

STATEMENT OF OPERATIONS

YEAR ENDED APRIL 30, 2009

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $79,063)	$1,346,791
Interest income	28,639

Total Investment Income	1,375,430

EXPENSES
Investment adviser fees	702,332
Fund service fees	267,238
Custody fees	20,760
Registration fees	64,099
Compliance services fees	38,690
Professional fees	53,488
Distribution fees:
A Shares	47,436
C Shares	73,971
Trustees’ fees and expenses	2,656
Reporting expenses	20,977
Miscellaneous expenses	14,419

Total Expenses	1,306,066

Fees waived and expenses reimbursed	(305,285)

Net Expenses	1,000,781

NET INVESTMENT INCOME (LOSS)	374,649

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized Gain (Loss) on:
Investments	(9,311,017)
Foreign currency transactions	(21,730)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(9,332,747)

Change in Unrealized Appreciation (Depreciation) on:
Investments	(30,976,252)
Foreign currency translations	2,081

Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(30,974,171)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(40,306,918)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(39,932,269)

See Notes to Financial Statements.

12

LIBERTY STREET HORIZON FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2009	May 4, 2007 (a) to April 30, 2008
OPERATIONS
Net investment income (loss)	$374,649	$92,695
Net realized gain (loss) on investments and foreign currency transactions	(9,332,747)	(53,851)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(30,974,171)	(6,593,032)

Increase (Decrease) in Net Assets from Operations	(39,932,269)	(6,554,188)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
A Shares	(29,486)	(19,246)
C Shares	—	(12,084)
Institutional Shares	(322,627)	(49,466)

Net Decrease in Net Assets from Distributions	(352,113)	(80,796)

CAPITAL SHARE TRANSACTIONS
Sale of shares
A Shares	21,796,911	20,167,304
C Shares	9,118,790	13,495,806
Institutional Shares	73,756,539	37,575,050
Reinvestment of distributions:
A Shares	28,649	19,232
C Shares	—	12,003
Institutional Shares	318,102	49,353
Redemption of shares:
A Shares	(6,311,969)	(717,183)
C Shares	(4,074,363)	(536,361)
Institutional Shares	(25,403,790)	(2,570,341)
Redemption fees
A Shares	5,177	2,485
C Shares	3,193	4,208
Institutional Shares	53,504	8,497

Increase (Decrease) from Capital Transactions	69,290,743	67,510,053

Increase (Decrease) in Net Assets	29,006,361	60,875,069

NET ASSETS
Beginning of period	60,875,069	—

End of period (b)	$89,881,430	$60,875,069

See Notes to Financial Statements.

13

LIBERTY STREET HORIZON FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2009	May 4, 2007 (a) to April 30, 2008
SHARE TRANSACTIONS
Sale of shares:
A Shares	3,264,814	1,933,849
C Shares	1,614,888	1,291,228
Institutional Shares	13,939,649	3,663,370
Reinvestment of distributions
A Shares	6,122	1,706
C Shares	—	1,069
Institutional Shares	68,409	4,391
Redemption of shares:	—
A Shares	(1,097,257)	(70,679)
C Shares	(737,870)	(51,573)
Institutional Shares	(4,741,580)	(273,932)

Increase (Decrease) in Shares	12,317,175	6,499,429

(a) Commencement of operations (b) Includes accumulated undistributed (distributions in excess of) net investment income of:	$(132,865)	$12,686

See Notes to Financial Statements.

14

LIBERTY STREET HORIZON FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended April 30, 2009	May 4, 2007 (a) through April 30, 2008
A SHARES
NET ASSET VALUE, Beginning of Period	$9.39	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.03	0.05
Net realized and unrealized gain (loss)	(4.61)	(0.64)

Total from Investment Operations	(4.58)	(0.59)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(0.01)	(0.02)

REDEMPTION FEES (b)	— (g)	—	(g)

NET ASSET VALUE, End of Period	$4.80	$9.39

TOTAL RETURN (d)	(48.80)%	(5.94	)%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$19,384	$17,506
Ratios to Average Net Assets:
Net investment income (loss)	0.49%	0.48	%(e)
Net expense	1.50%	1.50	%(e)
Gross expense (f)	1.91%	3.64	%(e)
PORTFOLIO TURNOVER RATE	21%	29	%(c)

See Notes to Financial Statements.

15

LIBERTY STREET HORIZON FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30, 2009	May 24, 2007 (a) through April 30, 2008
C SHARES
NET ASSET VALUE, Beginning of Period	$9.33	$10.05

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.00 (g)	0.00	(g)
Net realized and unrealized gain (loss)	(4.58)	(0.71)

Total from Investment Operations	(4.58)	(0.71)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	(0.02)

REDEMPTION FEES (b)	— (g)	0.01

NET ASSET VALUE, End of Period	$4.75	$9.33

TOTAL RETURN	(49.09)%	(7.02	)%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$10,064	$11,580
Ratios to Average Net Assets:
Net investment income (loss)	(0.03)%	(0.05	)%(e)
Net expense	2.00%	2.00	%(e)
Gross expense (f)	2.50%	4.19	%(e)
PORTFOLIO TURNOVER RATE	21%	29	%(c)

See Notes to Financial Statements.

16

LIBERTY STREET HORIZON FUND

FINANCIAL HIGHLIGHTS

	Year Ended April 30, 2009	July 11, 2007 (a) through April 30, 2008
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.37	$10.79

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.04	0.05
Net realized and unrealized gain (loss)	(4.62)	(1.44)

Total from Investment Operations	(4.58)	(1.39)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(0.03)	(0.04)

REDEMPTION FEES (b)	0.01	0.01

NET ASSET VALUE, End of Period	$4.77	$9.37

TOTAL RETURN	(48.81)%	(12.88	)%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$60,434	$31,788
Ratios to Average Net Assets:
Net investment income (loss)	0.68%	0.68	%(e)
Net expense	1.25%	1.25	%(e)
Gross expense (f)	1.68%	2.59	%(e)
PORTFOLIO TURNOVER RATE	21%	29	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Total return excludes the effect of the applicable sales load.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	Less than $0.01.

See Notes to Financial Statements.

17

LIBERTY STREET HORIZON FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

Note 1. Organization

The Liberty Street Horizon Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of April 30, 2009, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers three classes of shares: A Shares, C Shares, and Institutional Shares. A Shares commenced operations on May 4, 2007. C Shares commenced operations on May 24, 2007. Institutional Shares commenced operations on July 11, 2007. The Fund seeks to achieve long-term growth of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

18

LIBERTY STREET HORIZON FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

Level 1–quoted prices in active markets for identical assets

Level 2–other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2009, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Fund estimates components of distribution from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency–Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders–Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain

19

LIBERTY STREET HORIZON FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes–The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of April 30, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the two-year period ended April 30, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund currently offers Class A, Class C and Institutional Shares. Class C shares and Institutional Shares are offered at net asset value. Class A Shares are offered at net asset value plus a maximum sales charge of 4.75%. Class A Shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on purchases of $1 million or more on all fund shares liquidated in whole or in part within 12 months of purchase. Class C Shares are subject to a CDSC of 0.75% on purchases of fund shares liquidated in whole or in part within 12 months of purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees–A shareholder who redeems shares within 90 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies–In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

20

LIBERTY STREET HORIZON FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

New Accounting Pronouncements–In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser–Liberty Street Advisors, Inc., (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.

The sub-advisory fee, calculated as a percentage of the Fund’s average daily net assets, is paid by the Adviser.

Distribution–Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Fund has adopted a distribution plan for A and C Shares of the Fund in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board an aggregate fee equal to 0.25% of the average daily net assets of A Shares of the Fund and an aggregate fee equal to 0.75% of the average daily net assets of C Shares of the Fund.

For the period ended April 30, 2009, the Distributor did not receive any of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of A Shares or C Shares that were liquidated in whole or in part within one year of purchase.

Other Service Providers–As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

21

LIBERTY STREET HORIZON FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

For the period May 1, 2008 through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period May 1, 2008 through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

Trustees and Officers–The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) to 1.50% for A Shares, 2.00% for C Shares and 1.25% for Institutional Shares for each of the class’ average daily net assets through September 1, 2009. Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the year ended April 30, 2009, fees waived and reimbursed were as follows:

Investment Adviser Fees Waived	Fund Service Fees Waived	Investment Adviser Reimbursed	Total Fees Waived and Reimbursed
$263,698	$3,437	$38,150	$305,285

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended April 30, 2009, were $77,181,743 and $13,701,806, respectively.

22

LIBERTY STREET HORIZON FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

Note 6. Currency Contracts

Contract to Purchase	Settlement Date	Settlement Value	Market Value at 04/30/09	Net Unrealized Appreciation (Depreciation)
534,967 HKD	05/05/09	$69,096	$69,030	$(66)

HKD	Hong Kong Dollar

Note 7. Federal Income Tax and Investment Transactions

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	2009	2008
Ordinary Income	$352,113	$80,796

As of April 30, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$883,885
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translations	(38,765,454)
Capital and Other Losses	(9,037,506)

Total	$(46,919,075)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post October losses, capital loss carryover and PFIC mark to market.

For tax purposes, the current year post-October loss was $3,620,632. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of April 30, 2009, the Fund has capital loss carryover to offset future capital gains of $1,062 and $5,415,812 expiring in 2016 and 2017, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended April 30, 2009. The following reclassification was the result of currency losses, partnership distribution and K-1 reclassifications, and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(168,087)
Undistributed Net Realized Gain (Loss)	168,087

Note 8. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending April 30, 2009. D&T resigned

23

LIBERTY STREET HORIZON FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2009

subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Liberty Street Horizon Fund

We have audited the accompanying statement of assets and liabilities of the Liberty Street Horizon Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of April 30, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the period May 4, 2007 (commencement of operations) through April 30, 2008 were audited by other auditors whose report dated June 24, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty Street Horizon Fund as of April 30, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

June 25, 2009

25

LIBERTY STREET HORIZON FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

Investment Advisory Agreement Approval

At the April 14, 2009, Board meeting, the Board of Trustees (“Board”), including the Independent Trustees, considered the renewal of the investment advisory agreement pertaining to the Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

The Board received a presentation from senior representatives of the Adviser and the Sub-adviser, and discussed the Adviser’s and Sub-adviser’s personnel, operations and financial condition. Specifically, the Board considered the quality of services provided by the Adviser and Sub-adviser under the Advisory and Sub-Advisory Agreements. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel who have principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s and Sub-adviser’s senior management and staff; the quality of the Adviser’s and Sub-adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser and Sub-adviser.

The Board also considered the adequacy of the Adviser’s and Sub-adviser’s resources. The Board noted the Adviser’s and Sub-adviser’s representations that they were financially stable and able to provide investment advisory and sub-advisory services, respectively, to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory and Sub-advisory Agreements.

Costs of Services and Profitability

The Board considered information provided by the Adviser and Sub-adviser regarding the costs of services and its profitability with respect to the Fund. Among other things, the Board also considered the Adviser’s and Sub-Adviser’s resources devoted to the Fund. In addition, the Board considered that the Adviser has contractually limited and continues to contractually limit certain advisory expenses for

26

LIBERTY STREET HORIZON FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

the Institutional, A and C share classes through August 31, 2009. The Board concluded that the level of the Adviser’s profits attributable to management of the Fund were not excessive in light of the services provided by the Adviser on behalf of the Fund.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the Fund’s performance. The Board noted the Fund’s performance including that the Fund had underperformed its benchmark, the S&P 500, for the six month-, one-year and since inception (annualized) periods ended March 31, 2009. Noting the difficult market faced by the Fund over the last year, the Board concluded that the Fund’s performance was acceptable.

Compensation

The Board considered the Adviser’s compensation for providing advisory services to the Fund. The Board also considered comparative information on fees and total expenses of mutual funds in the relevant Lipper Inc. peer group. The Board noted that the Adviser’s actual advisory fee rate was lower than the median advisory fee rate for funds in its Lipper Inc. peer group. The Board also noted that the Fund’s actual total expense ratio was lower than the median total expense ratio for its Lipper Inc. peer group. The Adviser noted that since inception of the Fund, it and the Sub-Adviser have waived management fees and absorbed certain fees and expenses in connection with the expense limitation agreement with the Fund. In light of these factors, the Board concluded that the advisory fee charged to the Fund was reasonable under the circumstances.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Adviser did not expect an influx of assets that would necessitate the implementation of breakpoints. In this context, the Board concluded, based on all of the facts considered, that it would not be necessary to implement breakpoints at this time.

Other Benefits

The Board noted the Adviser’s representation that it does not receive significant ancillary benefits as a result of its relationship with the Fund, other than name recognition from providing advisory services to the Fund and other intangible benefits resulting from a potential long-term relationship with the Fund. The Adviser acknowledged, however, that its affiliated broker-dealer may derive benefits from marketing shares of the Fund and receiving Rule 12b-1 fees in connection with the distribution and services of such shares. The Board concluded that the Adviser’s receipt of ancillary benefits as a result of its relationship with the Fund was not a material consideration under all of the present facts and circumstances.

The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the advisory agreements. Based on its review, including consideration of each of

27

LIBERTY STREET HORIZON FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the advisory agreements, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 207-7108, on the SEC’s website at www.sec.gov and on the Fund’s website at www.libertysreetfunds.com. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 207-7108, on the SEC’s website at www.sec.gov and on the Fund’s website at www.libertystreetfunds.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-(800)-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

Actual Expenses–The first line under each class of shares in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line under each class of shares in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

28

LIBERTY STREET HORIZON FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
A Shares
Actual	$1,000.00	$917.53	$7.13	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	1.50%
C Shares
Actual	$1,000.00	$915.22	$9.50	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99	2.00%
Institutional Shares
Actual	$1,000.00	$917.07	$5.94	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status Dividends Declared during the Tax Year

Income Dividends–For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 49.49% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 96.14% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 11.98% as qualified net investment income dividends exempt from U.S. tax for foreign shareholders. (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee

29

LIBERTY STREET HORIZON FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 207-7108.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 - 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer (1) Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 - 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 - 2003.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 - September 2007; Elder Care June 2005 - December 2006; Director, Fund Accounting, Citigroup December 2003 - May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992 - November 2003; Auditor, Ernst & Young May 1988 - March 1992.

30

LIBERTY STREET HORIZON FUND

ADDITIONAL INFORMATION (Unaudited)

APRIL 30, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 - July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994 - December 2003.
David Faherty Born: 1970	Vice President	Since July 2008	Senior Counsel, Atlantic Fund Administration, LLC since February 2009; Vice President, Citi Fund Services Ohio, Inc. June 2007 - February 2009; Associate Counsel Investors Bank & Trust Company August 2006 - June 2007; employee of FDIC January 2005 - September 2005; employee of IKON Office Solutions, Inc. September 1998 - January 2001.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 - May 2008; Money Market/Short Term Trader, Wellington Management, 1996 - 2002.

(1)	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository trust company; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

31

FOR MORE INFORMATION

INVESTMENT ADVISOR

Liberty Street Advisors, Inc.

125 Maiden Lane, 6th Floor

New York, NY 10038

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

ANNUAL REPORT

LIBERTY STREET

HORIZON FUND

P.O. Box 588

Portland, ME 04112

1-800-207-7108

236 – ANR – 0409

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d)	There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)	Not applicable.

(f) (1) A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees—The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $45,000 in 2008 and $31,000 in 2009.

(b) Audit-Related Fees—The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

(c) Tax Fees—The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,800 in 2008 and $6,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees—The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $3,800 in 2008 and $6,000 in 2009. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	6/25/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	6/25/09

By	/S/ KAREN SHAW
Karen Shaw, Principal Financial Officer

Date	6/25/09